Note 3 - Reverse Merger	12 Months Ended
Dec. 31, 2013
Disclosure Text Block Supplement [Abstract]
Mergers, Acquisitions and Dispositions Disclosures [Text Block]

3.   Reverse Merger

Description of Transaction

On August 25, 2013, the Company closed its definitive Merger Agreement and Plan of Reorganization with Immune Ltd., an Israel-based biopharmaceutical company focused on the discovery, development and commercialization of drugs using monoclonal antibodies and NanomAbs® technology to treat unmet medical needs in the areas of inflammatory diseases and oncology. The assets and liabilities of the Company were recorded as of the acquisition date at their estimated fair values. As the merger is treated as a reverse merger with Immune Ltd. being the acquiring company, the reported consolidated financial condition and results of operations of Immune after completion of the merger will reflect these values, but will not be restated retroactively to reflect historical consolidated financial position or results of operations of pre-merger Immune Inc. The transaction is expected to qualify as a reorganization within the meaning of Section368(a) of the Internal Revenue Code.

In connection with the merger, the Company issued 10,490,090 shares of its common stock to Immune Ltd. shareholders in exchange for all of the issued and outstanding shares of Immune Ltd., with the pre-merger Immune Inc. stockholders retaining approximately 19% ownership and Immune Ltd. shareholders receiving approximately 81% of the outstanding common stock of the Company, calculated on an adjusted, fully diluted basis, with certain exceptions. All outstanding Immune Ltd. options and warrants were also exchanged for warrants and options to purchase the Company’s common stock. The exchange ratio, and consequently, the proportionate ownership of the Company, was subject to adjustment and did not include (i) the exercise or conversion of certain out-of-the-money Company options and warrants, (ii) ordinary shares and common stock (including common stock issued upon the conversion of certain securities) issued in connection with a proposed private placement of securities conducted by either Immune Ltd., the Company or both, (iii) loans made between the parties or (iv) the purchase of the Company’s common stock by Immune Ltd. prior to the closing of the merger with the use of a portion of the proceeds from such private placement of securities and in lieu of a certain loan to the Company, each as contemplated and more fully described in the Merger Agreement.

Acquisition Accounting in Accordance with ASC 805

The consolidated financial statements have been presented in accordance with ASC 805, Business Combinations (“ASC 805”). Under ASC 805, the acquired in-process research and development, with a fair value estimated at $27.5 million at August 25, 2013, was measured at fair value as of the date of the transaction and recorded as an indefinite-lived asset on the balance sheet and will be reviewed for impairment. If the related development is completed, the acquired intangible asset will be considered a finite-lived asset and amortized into the statement of operations. Until development is completed, the acquired in-process research and development is considered an indefinite-lived asset. If the related development is abandoned or the asset is otherwise impaired, the carrying value of the asset will be reduced or written off.

The acquisition consideration and its allocation are in part based upon management“s valuation, as described below, and the Company’s estimates and assumptions are subject to change.

Cash and cash equivalents and other tangible assets and liabilities:The tangible assets and liabilities were valued at their respective carrying amounts, except for adjustments to certain property and equipment, deferred revenue, deferred rent, facility exit charges and other liabilities, as the Company believe that these amounts approximate their current fair values.

In-process research and development:In-process research and development represents incomplete Company research and development projects, directly related to the AmiKet™ license agreement. The Company estimates that approximately $27.5 million of the acquisition consideration represents the fair value of purchased in-process research and development related to projects associated with the AmiKet license agreement.

Management, working with outside consultants, estimated that the AmiKet product candidate had an overall fair value of $91.7 million as of the date of the merger. The fair value was determined using an income approach, as well as discussions with the Company’s management and a review of certain program-related documents and forecasts prepared by the Company’s management. The income approach, a valuation method that establishes the business value based on a stream of future economic benefits, such as net cash flows, discounted to their present value, included probability adjustments to project expenses and revenue in order to reflect the expected probabilities of incurring development cost prior to commercialization and the probability of achieving commercial revenue due to drug discovery and regulatory risks. The rate utilized to discount probability adjusted net cash flows to their present values was 30%, and reflect the time value of money and risks of commercialization, sales, and competition, which are risk elements explicitly not addressed in the probability adjustments. As the development of these projects is also dependent upon future conditions, specifically the ability to raise substantial capital, it was estimated that the Company would only retain approximately 30% of the fair value of AmiKet with the majority of the value being relinquished as a condition of raising capital. Therefore the fair value of the asset recorded in the consolidated financial statements has been reduced to $27.5 million. The Company periodically performs an analysis to determine whether an impairment of the asset has occurred.  The Company’s most recent impairment analysis determined that no change in the carrying value was required.

In connection with the IPR&D value determined in connection with the Merger, the Company accrued a deferred tax liability of approximately $10.9 million representing the potential tax liability upone realization of the value of the IPR&D.  The amount of the accrued deferred tax liability will impacted upon any future change in carrying value of the IPR&D.

Pre-acquisition contingencies:The Company has not identified any pre-acquisition contingencies where a liability is probable and the amount of the liability can be reasonably estimated.

The determination of the acquisition consideration allocation has been based on the fair values of the assets acquired and liabilities assumed as of the date the merger was consummated. Based on the purchase price allocation, the following table summarizes the fair value amounts of the assets acquired and liabilities assumed at the date of acquisition: (in thousands):

Amount
Acquisition consideration allocation:
Cash and cash equivalents	$292
Restricted cash	252
Other current assets	96
Property and equipment	29
In-process research and development	27,500
Accounts payable	(3,078)
Accrued liabilities	(1,737)
Loan payable	(4,442)
Deferred tax liability	(10,870)
Gain on bargain purchase	(6,444)
Total acquisition consideration	$1,598

The total acquisition consideration consisted of the Company’s equity investment in pre-merger Immune Inc. and loans between the parties forgiven in the merger.

In accordance with ASC 805, any excess of fair value of acquired net assets over the acquisition consideration results in a gain on bargain purchase. Prior to recording a gain, the acquiring entity shall reassess whether all acquired assets and assumed liabilities have been identified and recognized and perform re-measurements to verify that the consideration paid, assets acquired, and liabilities assumed have been properly valued. The Company recorded a gain on bargain purchase of $6.4 million during the year ended December 31, 2013.